 Filed pursuant to Rule 497

File No. 333-218611

Rule 482ad

EAGLE POINT CREDIT COMPANY INC. PRICES OFFERING OF COMMON STOCK

1/18/2018

GREENWICH, Conn. – (BUSINESS WIRE) – Eagle Point Credit Company Inc. (the “Company”) (NYSE:ECC, NYSE:ECCA, NYSE:ECCB, NYSE:ECCZ, NYSE:ECCY) today announced that it has priced an underwritten public offering of 1,950,000 shares of its common stock at a public offering price of $18.25 per share, which will result in net proceeds to the Company of approximately $33.7 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Company. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 292,500 shares of common stock to cover overallotments, if any.

The Company plans to use the net proceeds from the offering of its common stock to acquire investments in accordance with its investment objectives and strategies, to make distributions to the Company’s stockholders and for general working capital purposes.

The offering is expected to close on January 22, 2018, subject to customary closing conditions.

Keefe, Bruyette & Woods, A Stifel Company and UBS Investment Bank are acting as joint book-running managers for the offering. B. Riley FBR, Inc., Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE AMERICAN:LTS), National Securities Corporation, a wholly owned subsidiary of National Holdings Corporation (NASDAQ:NHLD), and Oppenheimer & Co. Inc. are acting as lead managers for the offering. MUFG Securities Americas Inc. is acting as co-manager for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus supplement dated January 17, 2018 and the accompanying prospectus dated June 14, 2017, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing Keefe, Bruyette & Woods, Inc. at Attn: Equity Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, by calling toll-free 1-800-966-1559 or by sending an e-mail to: syndprospectus@stifel.com, or by writing UBS Securities LLC at Attn: Prospectus Department, 1285 Avenue of the Americas, New York, NY 10019 or by calling toll-free 1-888-827-7275; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov.

ABOUT EAGLE POINT CREDIT COMPANY

The Company is a non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of collateralized loan obligations. The Company is externally managed and advised by Eagle Point Credit Management LLC. The principals of Eagle Point Credit Management LLC are Thomas P. Majewski, Daniel W. Ko and Daniel M. Spinner.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Source: Eagle Point Credit Company Inc.

Investor Relations:

ICR

203-340-8510

ir@EaglePointCredit.com